UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 16, 2009

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Item 8.01	Other Events

As previously disclosed, on July 8, 2008, Humana Inc. was notified by the United States Department of Defense TRICARE Management Activity (“TMA”) that it intended to negotiate an extension of Humana Inc.’s current contract with TMA for administration of the TRICARE program in TMA’s South Region (the “TRICARE Contract”). An Amendment of Solicitation/Modification of Contract (the “Amendment”) to the TRICARE Contract between Humana Military Healthcare Services, Inc. (“HMHS”), a wholly-owned subsidiary of Humana Inc., and TMA became effective as of January 16, 2009. A copy of the Amendment is attached hereto as Exhibit 10 and is incorporated herein by reference.

The Amendment adds one additional one-year option period, Option Period VI (which runs from April 1, 2009 through March 31, 2010) and two additional six-month option periods (Option Period VII runs from April 1, 2010 through September 30, 2010 and Option Period VIII runs from October 1, 2010 through March 31, 2011). The exercise of Option Periods VII and VIII is at the option of TMA. In addition, the Amendment updates the TRICARE Contract terms and conditions to incorporate the three additional option periods and align the clauses governing the Amendment with the latest version of the Federal Acquisition Regulation and the Defense Federal Acquisition Regulation Supplement.

On January 22, 2009, Humana Inc. was notified by TMA that it intends to exercise its option to extend the TRICARE Contract for Option Period VI.

HMHS, headquartered in Louisville, Kentucky, has been a Department of Defense contractor for the TRICARE program since July 1, 1996. In August 2003, HMHS was awarded the contract to provide health benefits support and services to approximately 2.9 million active duty and retired military and their eligible family members in the ten-state South Region.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10	Amendment of Solicitation/Modification of Contract, dated as of January 16, 2009, by and between Humana Military Healthcare Services, Inc. and the United States Department of Defense TRICARE Management Activity (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Steven E. McCulley
Steven E. McCulley
Vice President and Controller
(Principal Accounting Officer)

Dated: January 22, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
10.	Amendment of Solicitation/Modification of Contract, dated as of January 16, 2009, by and between Humana Military Healthcare Services, Inc. and the United States Department of Defense TRICARE Management Activity (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC).